EXHIBIT 10.3
GUARANTY AGREEMENT
THIS GUARANTY AGREEMENT (this “Guaranty Agreement”) is executed as of August 16, 2021, by ANGEL OAK MORTGAGE, INC., a Maryland corporation (“Guarantor”), in favor of VERITEX COMMUNITY BANK, on behalf of itself and its Affiliates (“Lender”).
INTRODUCTORY PROVISIONS:
A.Borrower may, from time to time, be indebted to Lender pursuant to that certain Loan and Security Agreement dated of even date herewith (as modified, amended, renewed, extended, and restated from time to time, the “Loan Agreement”), by and between Borrower and Lender.
B.It is expressly understood among Borrower, Guarantor, and Lender that the execution and delivery of this Guaranty Agreement is a condition precedent to Lender’s obligation to make loans or extend credit under the Loan Agreement and is an integral part of the transactions contemplated thereby.
C.Guarantor is the owner or a direct or indirect interest in and/or is an Affiliate of Borrower and the value of the consideration and benefit received and to be received by Guarantor, directly or indirectly, as a result of Lender’s extension of credit to Borrower is a substantial and direct benefit to Guarantor.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to Lender the prompt payment and performance of the Guaranteed Obligations, this Guaranty Agreement being upon the following terms and conditions:
1.Definitions. Any capitalized term used in this Guaranty Agreement and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement. In addition, the following terms have the following meanings:
“Borrower” means, individually, collectively, interchangeably, and jointly and severally, Angel Oak Mortgage Fund TRS, a Delaware statutory trust, Angel Oak Mortgage REIT TRS, LLC, a Delaware limited liability company, and Angel Oak Mortgage Operating Partnership, LP, a Delaware limited partnership, and without limitation, Borrower’s successors and assigns (regardless of whether such successor or assign is formed by or results from any merger, consolidation, conversion, sale or transfer of assets, reorganization, or otherwise) including Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all or substantially all of its assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Debtor Relief Laws from time to time in effect.
“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.
“Dispute” means any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Guaranty Agreement and each other document, contract and instrument required hereby or now or hereafter delivered to Lender in connection herewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including, without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents.
“Guaranteed Indebtedness” means all (a) ”Obligations” as defined in the Loan Agreement, including, without limitation, any and all pre- and post-maturity interest thereon (including post-petition interest and expenses (including reasonable, documented attorneys’ fees), if Borrower is the debtor in a bankruptcy proceeding under the Debtor Relief Laws, whether or not allowed under any Debtor Relief Law), (b) indebtedness, obligations and liabilities of Borrower to Lender, of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisitions by Lender, be or have been payable to or in favor of a third-party and subsequently acquired by Lender, (it being contemplated that Lender may make such acquisitions from third parties), including, without limitation, all indebtedness, obligations and liabilities of Borrower to Lender, now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (c) obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in clauses (a) and (b) above, (d) costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (a), (b) and (c) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including, without limitation, all reasonable attorneys’ fees, and (e) renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (a), (b), (c) and (d) above.
“Guaranteed Obligations” means the Guaranteed Indebtedness and the Guaranteed Performance Obligations.
“Guaranteed Performance Obligations” means all of the obligations of Borrower and Guarantor under the Loan Documents other than an obligation to pay money.
2.Payment. Guarantor hereby unconditionally and irrevocably guarantees to Lender, as a guaranty of payment and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, by lapse of time, by acceleration of maturity, demand or otherwise, and at all times thereafter, of the Guaranteed Indebtedness. This Guaranty Agreement covers the Guaranteed Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this Section 2 is a continuing guaranty of payment and not a guaranty of collection. Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Indebtedness in full without assistance or support from Borrower or any other party. Guarantor agrees that if all or any part of the Guaranteed Indebtedness shall not be punctually paid when due, whether on the scheduled payment date, by lapse of time, by acceleration of maturity or otherwise, Guarantor shall immediately pay the amount due on the Guaranteed Indebtedness to Lender at Lender’s address as set forth in the Loan Agreement.
3.Performance. Guarantor hereby unconditionally and irrevocably guarantees to Lender the timely performance of the Guaranteed Performance Obligations, and not merely as a guaranty of collection.

4.Primary Liability of Guarantor.
(a)This Guaranty Agreement is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor is and shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty Agreement, as a primary obligor.
(b)In the event of default in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations become due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand of any kind or nature, in lawful money of the United States of America or perform the obligations to be performed hereunder, and it shall not be necessary for Lender in order to enforce such payment and performance by Guarantor first, or contemporaneously, to institute suit or exhaust remedies against Borrower or any other Person liable on the Guaranteed Obligations, or to enforce any rights, remedies, powers, privileges or benefits of Lender against any collateral or any other security or collateral which shall ever have been given to secure the Guaranteed Obligations.
(c)Suit may be brought or demand may be made against Guarantor or any other guaranty in favor of Lender covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against Guarantor. Any time that Lender is entitled to exercise its rights or remedies hereunder, Lender may in its sole discretion elect to demand payment and/or performance. If Lender elects to demand performance, then it shall at all times thereafter have the right to also demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, then it shall at all times thereafter have the right to also demand performance until all of the Guaranteed Obligations have been paid and performed in full.
5.Other Guaranteed Obligations. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not in any manner be impaired or affected hereby, and the rights and remedies hereunder shall be cumulative of any and all other rights and remedies that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy by Lender.
6.Waiver of Subrogation. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations and any amounts payable under this Guaranty Agreement have been indefeasibly paid and performed in full and any commitments of Lender with respect to the Guaranteed Obligations are terminated, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification or contribution arising from the existence or performance of this Guaranty Agreement or any of the Loan Documents. This waiver is given to induce Lender to make the Loan to Borrower.
7.Subordinated Debt. All indebtedness, liabilities, and obligations of Borrower or its Affiliates to Guarantor (the “Subordinated Debt”) now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Obligations. Guarantor agrees not to receive or accept any payment from Borrower with respect to the Subordinated Debt at any time an Event of Default exists before or after giving effect thereto; and, in the event Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for Lender and forthwith turn it over to Lender in the form received, to be applied to the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty Agreement.
8.Obligations Not to be Diminished. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor:  (a) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Obligations; (b) any partial release of the liability of Borrower or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Obligations; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any other guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Obligations; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Guaranteed Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Obligations; (j) the non-perfection of any security interest or Lien securing any or all of the Guaranteed Obligations; (k) any impairment of any collateral securing any or all of the Guaranteed Obligations; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Obligations in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate, partnership, or limited liability company, as applicable, existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.
9.Waivers. Guarantor waives for the benefit of Lender:  (a) any right to revoke this Guaranty Agreement with respect to future indebtedness; (b) any right to require Lender to do any of the following before Guarantor is obligated to pay the Guaranteed Obligations or before Lender may proceed against Guarantor: (i) sue or exhaust remedies against Borrower or any other guarantors or obligors; (ii) sue on an accrued right of action in respect of any of the Guaranteed Obligations or bring any other action, exercise any other right, or exhaust all other remedies or (iii) enforce rights against Borrower’s assets or any collateral pledged by Borrower to secure the Guaranteed Obligations; (c) any right relating to the timing, manner, or conduct of Lender’s enforcement of rights against Borrower’s assets or any collateral pledged by Borrower to secure the Guaranteed Obligations; (d) if both Guarantor and Borrower or any other Person have pledged assets to secure the Guaranteed Obligations, any right to require Lender to proceed first against any such other collateral before proceeding against any collateral pledged by Guarantor; (e) except as expressly required hereby, promptness, diligence, notice of any default under the Guaranteed Obligations, notice of acceleration or intent to accelerate, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, notice of any suit or other action by Lender against Borrower or any other Person, any notice to any Person liable for the obligation which is the subject of the suit or action, and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty Agreement; (f) any and all rights under Sections 51.003, 51.004 and 51.005 of the Texas Property Code, as amended; (g) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Guaranteed Indebtedness has been fully performed and indefeasibly paid in full in cash; (h) (i) any principles or provisions of law, statutory, or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement hereof; and (iii) any requirement that Lender protect, secure, perfect or insure any security interest or Lien or any property subject thereto; and (i) each of the foregoing rights or defenses regardless whether they arise under (i) Section 43.001–005 of the Tex. Civ. Prac. & Rem. Code, as amended (ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (iii) Rule 31 of the Texas Rules of Civil Procedure, as amended, and (iv) common law, in equity, under contract, by statute, or otherwise.
This Guaranty Agreement shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Indebtedness or any instrument or agreement evidencing any Guaranteed Indebtedness, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Indebtedness which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty Agreement, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.
10.Insolvency. Should Guarantor become insolvent, or fail to pay Guarantor’s debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights and remedies of Lender granted hereunder, then, in any such event, the Guaranteed Obligations shall be, as between Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender (without regard to whether Borrower is then in default under the Loan Agreement or whether the Obligations, or any part thereof is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.
11.Termination; Reinstatement. Guarantor’s obligations hereunder shall remain in full force and effect until the date all commitments to lend under the Loan Documents have terminated, and the Guaranteed Obligations have been paid and performed in full. If at any time any payment of the principal of or interest or any other amount payable by Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, then Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.
12.Stay of Acceleration. Should Borrower voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or voluntarily become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant), all Guaranteed Obligations shall nonetheless be payable by Guarantor immediately if requested by Lender.

13.Representations and Warranties. Guarantor represents and warrants that: (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty Agreement, and all necessary authority has been obtained; (b) this Guaranty Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as limited by Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally; (c) the making and performance of this Guaranty Agreement does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent (that has not been obtained) under, any material agreement, instrument, or document to which Guarantor is a party or by which it or any of its property may be bound or affected except for any violation that would not have a material adverse effect; (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty Agreement have been obtained or made and are in full force and effect; (e) by virtue of its relationship with Borrower, the execution, delivery and performance of this Guaranty Agreement is for the direct benefit of Guarantor and it has received adequate consideration for this Guaranty Agreement; and (f) Guarantor has, independently and without reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement, and Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower, and Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.
14.Covenants. So long as this Guaranty Agreement remains in full force and effect, Guarantor shall:
(a)Furnish to Lender all financial statements required to be delivered by Guarantor under the Loan Agreement as and when due thereunder.
(b)Furnish to Lender such additional information concerning Guarantor, Borrower or any other Person under the control of Guarantor as Lender may reasonably request, including information identifying Guarantor’s ownership and management.
(c)Obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be reasonably necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.
15.No Fraudulent Transfer. It is the intention of Guarantor and Lender that the amount of the Guaranteed Obligations guaranteed by Guarantor by this Guaranty Agreement shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar laws applicable to Guarantor (collectively, “Fraudulent Transfer Laws”). Accordingly, notwithstanding anything to the contrary contained in this Guaranty Agreement or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by Guarantor by this Guaranty Agreement shall be limited to that amount which after giving effect thereto would not (a) render Guarantor insolvent, (b) result in the fair saleable value of the assets of Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in clauses (a), (b) and (c) of this Section 15 are determined under applicable law, if the obligations of Guarantor hereunder would otherwise be set aside, terminated, annulled or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court. For purposes of this Guaranty Agreement, the term “applicable law” means as to Guarantor each statute, law, ordinance, regulation, order, judgment, injunction or decree of the United States or any state or commonwealth, any municipality, any foreign country, or any territory, possession or governmental authority applicable to Guarantor. Any analysis of the provisions of this Guaranty Agreement for purposes of Fraudulent Transfer Laws shall take into account the right of contribution against any Other Guarantor (as defined in Section 25) and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.
16.Successors and Assigns. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and, in the event of an assignment of the Guaranteed Obligations in accordance with the provisions of the Loan Agreement, or any part thereof, the rights and remedies hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding on Guarantor and its successors and permitted assigns; provided that, Guarantor may not assign its obligations under this Guaranty Agreement without obtaining the prior written consent of Lender, and any assignment purported to be made without the prior written consent of Lender shall be null and void.
17.LOAN AGREEMENT. THE LOAN AGREEMENT, AND ALL OF THE TERMS THEREOF, ARE INCORPORATED HEREIN BY REFERENCE, THE SAME AS IF STATED VERBATIM HEREIN, AND GUARANTOR AGREES THAT LENDER MAY EXERCISE ANY AND ALL RIGHTS GRANTED TO IT UNDER THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS WITHOUT AFFECTING THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY AGREEMENT.
18.Setoff Rights. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Obligations or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Obligations are then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As further security for this Guaranty Agreement and the Guaranteed Obligations, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) other accounts of Guarantor, money, instruments, and other property of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.
19.Time of Essence. Time shall be of the essence in this Guaranty Agreement with respect to all of Guarantor’s obligations hereunder.
20.GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS GUARANTY AGREEMENT AND ANY CONTROVERSY, DISPUTE, CLAIM OR CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY BREACH THEREOF, THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY OTHER DISPUTE BETWEEN OR AMONG THE PARTIES HERETO (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND INTERPRETED PURSUANT TO THE LAWS OF THE STATE OF TEXAS; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW.

THIS GUARANTY AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IS PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. LENDER AND GUARANTOR HEREBY AGREE THAT ANY LAWSUIT, ACTION, OR PROCEEDING THAT IS BROUGHT (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, OR THE ACTS, CONDUCT, OR OMISSIONS OF LENDER OR ANY OF ITS AGENTS, SUCCESSORS OR ASSIGNS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS SHALL BE BROUGHT IN A STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, (B) WAIVE[S] ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH LAWSUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND (C) FURTHER WAIVES ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREE THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AT THE ADDRESS FOR NOTICES REFERENCED IN SECTION 12 OF THE LOAN AGREEMENT.
21.Notices. Whenever any notice is required or permitted to be given under the terms of this Guaranty Agreement, the same shall, except as otherwise expressly provided for in this Guaranty Agreement, be given in writing, and sent by: (a) certified mail, return receipt requested, postage pre-paid; (b) a national overnight delivery service; (c) hand delivery with written receipt acknowledged; or (d) electronic mail, as applicable, in the case of Guarantor, set forth on the signature page to this Guaranty Agreement, and in the case of Lender, set forth in the Loan Agreement. Any notice required or given hereunder shall be deemed received the same Business Day if sent by hand delivery or electronic mail, the next Business Day if sent by overnight courier, or three (3) Business Days after posting if sent by certified mail, return receipt requested; provided that any notice received after 5:00 p.m. central time on any Business Day or received on any day that is not a Business Day shall be deemed to have been received on the following Business Day.
22.Expenses. Guarantor hereby agrees to pay on demand:  (a) all costs and expenses of Lender in connection with the preparation, negotiation, execution, and delivery of this Guaranty Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel, advisors, consultants, and auditors for Lender, (b) all costs and expenses of Lender in connection with any Default and the enforcement of this Guaranty Agreement or any other Loan Document, including, without limitation, the fees and expenses of external legal counsel, advisors, consultants, and auditors for Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Guaranty Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any Lien contemplated by this Guaranty Agreement or any other Loan Document, and (e) all other reasonable, documented costs and expenses incurred by Lender in connection with this Guaranty Agreement or any other Loan Document, any litigation, dispute, suit, proceeding or action; the enforcement of its rights and remedies, and the protection of its interests in bankruptcy, insolvency or other legal proceedings, including, without limitation, all costs, expenses, and other charges (including Lender’s internal charges) incurred in connection with evaluating, observing, collecting, examining, auditing, appraising, selling, liquidating, or otherwise disposing of the Collateral or other assets of Borrower.

23.Indemnification and Survival. WITHOUT LIMITATION ON ANY OTHER OBLIGATIONS OF GUARANTOR OR REMEDIES OF LENDER UNDER THIS GUARANTY AGREEMENT, GUARANTOR SHALL INDEMNIFY LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “INDEMNIFIED PARTIES” AND INDIVIDUALLY AN “INDEMNIFIED PARTY”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) ANY OF THE LOAN DOCUMENTS INCLUDING THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY BORROWER OR GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) ANY ACTION TAKEN OR NOT TAKEN BY LENDER (OR ANY TRUSTEE UNDER ANY SECURITY INSTRUMENT) THAT IS ALLOWED OR PERMITTED UNDER ANY OF THE LOAN DOCUMENTS, INCLUDING THE PROTECTION OR ENFORCEMENT OF ANY LIEN, SECURITY INTEREST, OR OTHER RIGHT, REMEDY, OR RECOURSE CREATED OR AFFORDED BY THE LOAN DOCUMENTS OR AT LAW OR IN EQUITY, (E) ANY DISPUTE AMONG OR BETWEEN ANY OF THE OBLIGATED PARTIES OR BETWEEN OR AMONG ANY PARTNERS, VENTURERS, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, OR OTHER RESPONSIBLE PARTIES OF BORROWER OR GUARANTOR IF BORROWER OR GUARANTOR IS A GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, ASSOCIATION, TRUST, OR OTHER BUSINESS ENTITY, (F), (G) ANY FAILURE OF ANY GUARANTEED OBLIGATIONS TO BE THE LEGAL, VALID AND BINDING OBLIGATIONS OF BORROWER ENFORCEABLE AGAINST BORROWER IN ACCORDANCE WITH THEIR TERMS, OR (I) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING INCLUDING THOSE BROUGHT OR INITIATED BY BORROWER OR GUARANTOR. WITHOUT LIMITING ANY PROVISION OF THIS GUARANTY AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE INDEMNIFIED PARTIES BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE STRICT LIABILITY, SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES. THE OBLIGATIONS AND LIABILITY OF GUARANTOR UNDER THIS SECTION 23 SHALL NOT BE LIMITED OR RESTRICTED BY THE EXISTENCE OF, OR ANY TERMS OF, THE GUARANTY OF PAYMENT UNDER SECTION 2 OF THIS GUARANTY AGREEMENT AND SHALL SURVIVE THE PAYMENT IN FULL OF THE GUARANTEED OBLIGATIONS AND TERMINATION OF THIS GUARANTY AGREEMENT. IN NO EVENT SHALL GUARANTOR BE LIABLE FOR ANY PUNITIVE, CONSEQUENTIAL OR INDIRECT DAMAGES. Notwithstanding the generality of the foregoing, Guarantor shall have no indemnification obligations hereunder to hold each of the Indemnified Parties harmless against any and all losses, liabilities, claims, penalties, judgements, disbursements, costs and expenses to the extent the same are determined by a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, willful misconduct, or breach in bad faith by any of the Indemnified Parties.

24.Amendments; Counterparts. This Guaranty Agreement may be amended only by an instrument in writing executed by Guarantor and Lender. This Guaranty Agreement may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.
25.Contribution. To the extent that any other Person guarantees the Guaranteed Indebtedness (each such Person is an “Other Guarantor”), Guarantor shall not seek any contribution from any such Guarantor in respect of any payments made hereunder unless and until all commitments to lend under the Loan Documents have terminated, and the Guaranteed Obligations have been paid and performed in full.
26.WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT SUCH RIGHT MAY BE WAIVED. LENDER AND GUARANTOR, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, AND EXPRESSLY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING IN ANY WAY TO THIS GUARANTY AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE CONDUCT, ACTS OR OMISSIONS OF LENDER OR ANY OBLIGATED PARTY OR ANY OF THEIR AGENTS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26.
27.Limitation on Liability. Neither Lender nor any Affiliate, officer, director, employee, attorney, agent, successor or assign of Lender shall have any liability with respect to any claim for any special, indirect, incidental, or consequential damages (including any claim for loss of profits, revenue or business) suffered or incurred by Guarantor, however caused and based on any theory of liability, arising out of, or in any way related to, this Guaranty Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Guaranty Agreement or any of the other Loan Documents, or the conduct, acts, or omissions of Lender or any of its agents in the negotiation, administration, or enforcement thereof. GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE LENDER OR ANY OF LENDER’S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS FOR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR THE CONDUCT, ACTS, OR OMISSIONS OF LENDER OR ANY OF ITS AGENTS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT OF THIS GUARANTY AGREEMENT OR ANY OF THE LOAN DOCUMENTS.
28.FINAL AGREEMENT. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

EXECUTED as of the first date herein set forth.
GUARANTOR:
ANGEL OAK MORTGAGE, INC.,
a Maryland corporation

By: /s/ Michael Fierman
Name: Michael Fierman
Title: President

Address of Guarantor:
                        3344 Peachtree Rd. NE, STE #1725
                        Atlanta, GA 30326
                        Attn: CFO, REIT
                        Email: Brandon.Filson@angeloakcapital.com

                        With a copy to:
                        Angel Oak Capital Advisors, LLC
                        3344 Peachtree Rd. NE, STE #1725
                        Atlanta, GA 30326
Attn: Dan Gentry
Email: dan.gentry@angeloakcapital.com